STOCK CERTIFICATE SPECIMEN



                           [MEYER-SMITH HOLDCO, INC.]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
     THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO, CA AND NEW YORK, NY



   Number                                                              Shares
----------                                                          ------------
NY

COMMON STOCK                                 See Reverse For Certain Definitions
Par Value $.01 Per Share                           CUSIP _______________________


     This certifies that _______________________________________________________

is the registered owner of _____________________________________________________

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

          [MEYER-SMITH HOLDCO, INC.] transferrable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated: _________________

                                       Countersigned and Registered:
          ROBERT G. MILLER                           THE BANK OF NEW YORK
                       President                                  Transfer Agent
                                                                   And Registrar
          ROGER A. COOKE               By
                       Secretary                            Authorized Signature
[SEAL]

                      [MEYER-SMITH HOLDCO, INC.]


The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              (Oregon Custodians use the following)
TEN ENT - as tenants by the entireties      (Name) CUST UL OREG (Name) MIN - _____
JT TEN  - as joint tenants with right of                      as Custodian under the laws
          survivorship and not as tenants                     of Oregon, for _______________
          in common
                     (Name) CUST (Name) (State) UNIF GIFT MIN ACT - ______ Custodian _______
                                                                     Cust            Minor
                                                 Under _________ Uniform Gifts to Minors Act
                                                         State

 Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________

                                       _________________________________________
In the Presence of

__________________________________

                    Note: The signature to this assignment
                    must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.